Exhibit 99.2
                                FORM OF PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           OF CV REIT, INC. FOR THE SPECIAL MEETING, JUNE 6, 2000


     The undersigned shareholder of CV Reit, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Louis P. Meshon, Sr. and H. Irwin Levy , and each of them, his or her true and lawful agents and proxies with full power of substitution to attend the Special Meeting of stockholders of the Company to be held on June 6, 2000, at 10:30 a.m., local time, at the Peninsula Hotel, 700 5th Avenue, at 55th Street, 3rd floor (La Grande Salle), New York, NY 10019, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned.

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SET FORTH ON THE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. YOUR PROXY CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THIS CARD OR FOLLOW THE INSTRUCTIONS FOR TELEPHONIC VOTING SET FORTH ON THE REVERSE SIDE.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                   CV REIT, INC.
                                   100 CENTURY BOULEVARD
                                   WEST PALM BEACH, FL 33417

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     THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN
ACCORDANCE WITH THE INSTRUCTIONS BELOW. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE APPROVAL OF THE PROPOSALS SET FORTH IN PARAGRAPHS 1 AND 2 BELOW, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE [X]

     1. The adoption and approval of the Agreement and Plan of Reorganization and Merger entered into by the Company, Kranzco Realty Trust, KRT Trust, and Kramont Realty Trust, dated as of December 10, 1999, as amended, providing for the merger (the "Merger") of the Company and KRT Trust, a Maryland real estate investment trust, into Kramont Realty Trust, a Maryland real estate investment trust ("Kramont"), including the amendment and restatement of Kramont's declaration of trust.


               [ ]    FOR     [ ]    AGAINST      [ ]   ABSTAIN

     2. The adoption and approval of the 2000 Incentive Plan of Kramont Realty Trust.

               [ ]    FOR     [ ]    AGAINST      [ ]   ABSTAIN


     3. To vote and otherwise represent the shares on any other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof in their discretion.

     The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Joint Proxy Statement/Prospectus of the Company dated April 14, 2000 relating to the Special Meeting.

               [ ]    MARK HERE IF YOU PLAN TO ATTEND THE MEETING.  Please
               sign exactly as name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for an entity, please give the full title under signature.

               _____________________________________________________________
               Signature



               _____________________________________________________________
               Signature, if held jointly

               Dated:_________________________________________________, 2000

     The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said Special Meeting and any and all adjournments or postponements thereof. IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

     PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE RETURN ENVELOPE whether or not you expect to attend the Special Meeting. You may nevertheless vote in person if you do attend.


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